Security Benefit Advisor Variable Annuity	Issued by:	Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated February 1, 2010,
To Prospectus Dated May 1, 2009

Effective February 1, 2010, the following riders will no longer be available for purchase with the Contract or if applicable, on a Contract Anniversary:

●	Guaranteed Minimum Income Benefit at 3% or 5%

●	Guaranteed Growth Death Benefit at 3%, 5%, 6%, or 7%

●	Combined Annual Stepped Up and Guaranteed Growth Death Benefit

●	Enhanced Death Benefit

●	Combined Enhanced and Annual Stepped Up Death Benefit

●	Combined Enhanced and Guaranteed Growth Death Benefit

●	Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit

●	Guaranteed Minimum Withdrawal Benefit

●	Total Protection

●	Extra Credit at 3% or 5%.

●	Bonus Match

●	Waiver of Withdrawal Charge – 10 Years or Disability;

●	Waiver of Withdrawal Charge – Hardship; and

●	Waiver of Withdrawal Charge – 5 Years and Age 59 1/2

Effective February 16, 2010, the names of the following Subaccounts will change.  All references to the prior names in the Prospectuses dated May 1, 2009, are hereby changed to reflect the new names effective February 16, 2010.

Prior Name	New Name
Jennison 20/20 Focus	Prudential Jennison 20/20 Focus
Jennison Small Company	Prudential Jennison Small Company
Dryden Small-Cap Core Equity	Prudential Small-Cap Core Equity

Please Retain This Supplement With Your Prospectus For Future Reference